                                                                 Exhibit 10.5(e)

                                                                [Execution Copy]


                                 AMENDMENT NO. 4 TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 26, 1999, between MEDIACOM CALIFORNIA LLC, a Delaware limited liability company ("Mediacom California"); MEDIACOM DELAWARE LLC, a Delaware
                    -------------------
limited liability company ("Mediacom Delaware"); MEDIACOM ARIZONA LLC, a
                            -----------------
Delaware limited liability company ("Mediacom Arizona" and, together with
                                     ----------------
Mediacom California and Mediacom Delaware, the "Borrowers"); each of the lenders
                                                ---------
that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto (each, individually, a "Lender" and, collectively, the "Lenders") and The Chase Manhattan Bank, as Administrative Agent (the
 -------
"Administrative Agent").
 --------------------

        The Borrowers, the Lenders, the Administrative Agent and First Union National Bank, as Documentation Agent, are party to a Second Amended and Restated Credit Agreement dated as of June 24, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"),
                                                    ----------------
providing, subject to the terms and conditions thereof, for loans in an aggregate principal amount up to but not exceeding $100,000,000. The Borrowers wish to increase the Revolving Credit Commitments under the Credit Agreement from $69,700,000 to $99,400,000 concurrently with a prepayment of the Term A Loans in an amount equal to such increase and to amend the Credit Agreement in certain other respects. The Lenders and the Administrative Agent are willing to so agree and, accordingly, the parties hereto hereby agree as follows:

        Section 1.  Definitions.  Except as otherwise defined in this Amendment
                    -----------
No. 4, terms defined in the Credit Agreement are used herein as defined therein.

        Section 2.  Amendments.  Subject to the satisfaction of the conditions
                    ----------
precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

        2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

        2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting

                      Amendment No. 4 to Credit Agreement
                      -----------------------------------
the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said
Section 1.01), as follows:

        "Amendment No. 4" shall mean Amendment No. 4 hereto dated as of January
         ---------------
     26, 1999 between the Borrowers, the Lenders, the Administrative Agent and the Documentation Agent.

        "Amendment No. 4 Effective Date" shall mean the date upon which the
         ------------------------------
     amendments provided for in Section 2 of Amendment No. 4 hereto shall become effective.

        "Revolving Credit Commitment" shall mean, as to each Revolving Credit
         ---------------------------
     Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1 to Amendment No. 4 or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under Section 11.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.03 or 2.09 hereof, or increased or reduced in connection with any assignment pursuant to Section 11.06(b) hereof). The original aggregate principal amount of the Revolving Credit Commitments (after giving effect to Amendment No. 4) is $99,400,000.

        2.03. Section 2.01 of the Credit Agreement is hereby amended by inserting a new paragraph (f) at the end thereof to read as follows:

        "(f)  Amendment No. 4 Effective Date.  On the Amendment No. 4 Effective
              ------------------------------
     Date, all of the outstanding Term A Loans shall be prepaid be in full by the Borrowers as provided in Section 5(ii) of Amendment No. 4 hereto. Following such prepayment, all references in this Agreement to "Term A Loans", "Term A Lenders" and the like shall be deemed to be inoperative."

        2.04. The schedule set forth in Section 2.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

              (A)                              (B)                             (C)
        Revolving Credit                 Revolving Credit               Revolving Credit
      Commitment Reduction             Commitments Reduced             Commitment Reduced
       Date Falling on or                by the Following               to the Following
          Nearest to:                        Amounts:                        Amounts:
          -----------                        --------                        --------
         March 31, 1999                     $1,600,000                      $97,800,000

                      Amendment No. 4 to Credit Agreement
                      -----------------------------------


         June 30, 1999                      $1,600,000                      $96,000,000
         September 30, 1999                 $1,600,000                      $94,600,000
         December 31, 1999                  $1,600,000                      $93,000,000

         March 31, 2000                     $2,275,000                      $90,725,000
         June 30, 2000                      $2,275,000                      $88,450,000
         September 30, 2000                 $2,275,000                      $86,175,000
         December 31, 2000                  $2,275,000                      $83,900,000

         March 31, 2001                     $2,950,000                      $80,950,000
         June 30, 2001                      $2,950,000                      $78,000,000
         September 30, 2001                 $2,950,000                      $75,050,000
         December 31, 2001                  $2,950,000                      $72,100,000

         March 31, 2002                     $3,400,000                      $68,700,000
         June 30, 2002                      $3,400,000                      $65,300,000
         September 30, 2002                 $3,400,000                      $61,900,000
         December 31, 2002                  $3,400,000                      $58,500,000

         March 31, 2003                     $3,850,000                      $54,650,000
         June 30, 2003                      $3,850,000                      $50,800,000
         September 30, 2003                 $3,850,000                      $46,950,000
         December 31, 2003                  $3,850,000                      $43,100,000

         March 31, 2004                     $4,525,000                      $38,575,000
         June 30, 2004                      $4,525,000                      $34,050,000
         September 30, 2004                 $4,525,000                      $29,525,000
         December 31, 2004                  $4,525,000                      $25,000,000

         March 31, 2005                     $7,850,000                      $17,150,000
         June 30, 2005                      $7,850,000                      $ 9,300,000
         September 30, 2005                 $9,300,000                      $         0

        2.05. Section 8.09(d)(ii) of the Credit Agreement shall be amended in its entirety to read as follows:

        "(ii) after giving effect to such payment during any fiscal quarter (the "current fiscal quarter"), and to the making of any Capital Expenditures
      ----------------------
     pursuant to the last paragraph of Section 8.12 hereof during the current fiscal quarter, the Borrowers would (as at the last day of the most recent fiscal quarter immediately prior to the current fiscal quarter) have been in compliance on a pro forma basis with Section 8.10 hereof and the Senior Leverage Ratio calculated on a pro forma basis is at the time less than
     5.50 to 1

                      Amendment No. 4 to Credit Agreement
                      -----------------------------------

     (or, if lower, the applicable requirement at the time under Section 8.10(a) hereof), the determination of such compliance and such Senior Leverage Ratio to be determined as if (x) for purposes of calculating the Senior Leverage Ratio and the Total Leverage Ratio, the amount of such payment, together with the amount of any such Capital Expenditures, were added to Indebtedness, and (y) for purposes of calculating the Interest Coverage Ratio and Fixed Charge Coverage Ratio, the amount of such payment (and any Cure Monies received during the period for which the Interest Coverage Ratio or Fixed Charge Coverage Ratio is calculated), together with the amount of any such Capital Expenditures, represented additional principal of the Loans outstanding hereunder at all times during the respective fiscal quarter for which such Ratios are calculated and the amount of interest that would have been payable hereunder during such fiscal quarter were recalculated to take into account such additional principal; and"

        2.06. Section 8.12 of the Credit Agreement shall be amended by adding a new paragraph at the end thereof to read as follows:

        "In addition to the Capital Expenditures permitted under the preceding paragraph, the Borrowers and their Subsidiaries may make additional Capital Expenditures during any fiscal quarter in such amounts as would be permitted under Section 8.09(d)(ii) (in the case of a payment of principal of Affiliate Subordinated Indebtedness, as if such Capital Expenditure constituted a payment in respect of Supplemental Capital thereunder)."

        2.07. Section 8.13 of the Credit Agreement shall be amended in its entirety to read as follows:

        "8.13 Interest Rate Protection Agreements. The Borrowers will within 90
              -----------------------------------
     days of the Effective Date, enter into, and thereafter maintain in full force and effect, one or more Interest Rate Protection Agreements with one or more of the Lenders or their affiliates (and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000), that effectively enables the Borrowers (in a manner satisfactory to the Majority Lenders) to protect themselves, in a manner and on terms reasonably satisfactory to the Majority Lenders, against adverse fluctuations in the three-month London interbank offered rates as to a notional principal amount which, together with that portion of the aggregate outstanding principal amount of Indebtedness of the Borrowers bearing a fixed rate of interest, shall in the aggregate be at least equal to 50% of the aggregate outstanding principal amount of the Indebtedness (including Affiliate Subordinated Indebtedness) of the Borrowers."

        Section 3.  Consent.  Subject to the satisfaction of the conditions
                    -------
precedent specified in Section 5 below, but effective as of the date hereof, the Lenders hereby consent to the amendment of the instruments and other documents evidencing or relating to Affiliate

                      Amendment No. 4 to Credit Agreement
                      -----------------------------------

Subordinated Indebtedness to permit the rate of interest payable in respect thereof to be equal to a rate of interest payable by Mediacom on its 8-1/2% Senior Notes due 2008.

        Section 4.  Representations and Warranties.  Each Borrower represents
                    ------------------------------
and warrants to the Lenders that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" and "the Notes" included reference to this Amendment No. 4 and to the New Notes (as defined herein below).

        Section 5.  Conditions Precedent.  The effectiveness of the amendments
                    --------------------
set forth in Section 2 above, and the consent set forth in Section 3 above, is subject to: (i) the condition that this Amendment No. 4 shall have been executed and delivered by each Borrower, each Lender and the Administrative Agent (and that the Parent Guarantors shall have executed and delivered their confirmation and consent provided for on the signature pages hereto), in each case on or before February 15, 1999, (ii) the prepayment, in accordance with the provisions of Section 2.08 of the Credit Agreement, of Term A Loans in an aggregate amount of $29,700,000 (which amount is the aggregate principal amount of Term A Loans outstanding on the date hereof) together with the payment of all interest accrued thereon in accordance with the provisions of Section 3.02 of the Credit Agreement (and any amounts that may be payable under Section 5.05 of the Credit Agreement in connection therewith), which prepayment may be made from any source, including from the increase in Revolving Credit Commitments contemplated hereby, and (iii) the receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

        (a)  New Notes.  A new promissory note for each Revolving Credit Lender,
             ---------
     delivered by the Borrowers in exchange for the Revolving Credit Note heretofore delivered to such Revolving Credit Lender, in substantially the form of Exhibit A-1 to the Credit Agreement, dated the date of the Revolving Credit Note being exchanged, payable to such Revolving Credit Lender in a principal amount equal to its Revolving Credit Commitment (as increased hereby) and otherwise duly completed. Each such promissory note (a "New Note") shall constitute a "Revolving Credit Note" under the Credit
         --------
     Agreement as amended hereby.

        (b)  Organizational Matters.  The Administrative Agent shall have
             ----------------------
     received such documents and certificates as the Administrative Agent or as Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, may reasonably request relating to the organization, existence and good standing of each Credit Party and the authorization of this Amendment No. 4, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                      Amendment No. 4 to Credit Agreement
                      -----------------------------------

        (c)  Opinion of Counsel to the Obligors.  The Administrative Agent
             ----------------------------------
     shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 4 Effective Date) of Cooperman, Levitt, Winnikoff, Lester & Newman, P.C., counsel to the Obligors, substantially in the form of Exhibit A, and covering such other matters relating to the Obligors, this Agreement or the other Loan Documents as the Administrative Agent or any Lender shall reasonably request (and each Obligor hereby requests such counsel to deliver such opinion).


        (d)  Opinion of Special Counsel.  The Administrative Agent shall have
             --------------------------
     received a favorable written legal opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 4 Effective Date) of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, substantially in the form of Exhibit B (and the Administrative Agent hereby requests Special Counsel to deliver such opinion).

        (e) Other Documents. Such other documents as either the Administrative Agent or any Lender or Special Counsel may reasonably request.

        Section 6.  Confirmation of Security.  Each Borrower hereby confirms
                    ------------------------
that the obligations of such Borrower under the Credit Agreement as amended by this Amendment No. 4 shall be entitled to the benefits of the collateral security provided for pursuant to the Security Agreement.

        Section 7.  Miscellaneous.  Except as herein provided, the Credit
                    -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

                      Amendment No. 4 to Credit Agreement
                      -----------------------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.


MEDIACOM CALIFORNIA LLC                       MEDIACOM DELAWARE LLC


By                                            By
 Title:                                        Title:


                                              MEDIACOM ARIZONA LLC


                                              By
                                               Title:


                                    LENDERS
                                    -------


THE CHASE MANHATTAN BANK,                     FIRST UNION NATIONAL BANK
 individually and as Administrative Agent


By                                            By
 Title:                                        Title:


BANK OF MONTREAL                              CIBC INC.


By                                            By
 Title:                                        Title:


THE FIRST NATIONAL BANK                       MELLON BANK, N.A.
 OF CHICAGO


By                                            By
 Title:                                        Title:



                      Amendment No. 4 to Credit Agreement
                      -----------------------------------

        By their signatures below, each of the undersigned Parent Guarantors under the above-referenced Credit Agreement hereby consents to the foregoing Amendment No. 4 and confirms that the obligations of the Borrowers under said Credit Agreement as amended by said Amendment No. 4 shall constitute "Guaranteed Obligations" under the Guarantee and Pledge Agreement under and as defined in said Credit Agreement for all purposes of said Guarantee and Pledge Agreement.


MEDIACOM LLC                                     MEDIACOM MANAGEMENT
                                                   CORPORATION



By_____________________                          By_____________________
 Rocco B. Commisso, as                            Title:
  Manager



                      Amendment No. 4 to Credit Agreement
                      -----------------------------------

                                                                      SCHEDULE 1
                                                              to Amendment No. 4



                          Revolving Credit Commitments
                          ----------------------------






Lender                                                  Revolving Credit Commitment
------                                                  ---------------------------
The Chase Manhattan Bank                                      $19,880,000.00
First Union National Bank                                     $19,880,000.00
Bank of Montreal                                              $14,910,000.00
CIBC Inc.                                                     $14,910,000.00
The First National Bank of Chicago                            $14,910,000.00
Mellon Bank, N.A.                                             $14,910,000.00
TOTAL                                                         $99,400,000.00


                      Amendment No. 4 to Credit Agreement
                      -----------------------------------

                                                                       EXHIBIT A


                  [Form of Opinion of Counsel to the Obligors]

                                                _______, 1999


To the Lenders party to Amendment
No. 4 to the Credit Agreement referred to below and The Chase Manhattan
Bank, as Administrative Agent


Ladies and Gentlemen:

          We have acted as counsel to Mediacom California LLC ("Mediacom
                                                                --------
California"), Mediacom Delaware LLC ("Mediacom Delaware"), Mediacom Arizona LLC
----------                            -----------------
("Mediacom Arizona" and, together with Mediacom California and Mediacom
  ----------------
Delaware, the "Borrowers") Mediacom LLC ("Mediacom") and Mediacom Management
               ---------                  --------
Corporation (the "Manager", and collectively, together with Mediacom, the
                  -------
"Parent Guarantors") in connection with (i) the Second Amended and Restated
 -----------------
Credit Agreement (the "Credit Agreement") dated as of June 24, 1997, between the
                       ----------------
Borrowers, the lenders party thereto, The Chase Manhattan Bank, as Administrative Agent, and First Union National Bank, as Documentation Agent, providing for loans to be made by said lenders to the Borrowers in an aggregate principal amount not exceeding $100,000,000, (ii) Amendment No. 4 thereto dated as of January 26, 1999 ("Amendment No. 4") and (iii) the various other
                         ---------------
agreements, instruments and other documents referred to in the next following paragraph. Terms defined in Amendment No. 4 (including terms incorporated by reference into Amendment No. 4) are used herein as defined therein; in addition, the Credit Agreement as amended by Amendment No. 4 is referred to herein as the "Amended Credit Agreement". This opinion letter is being delivered pursuant to
 ------------------------
Section 5(iii)(c) of Amendment No. 4.

          In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

          (a)  the Credit Agreement;

          (b)  Amendment No. 4;

          (c) the New Notes being executed and delivered to the Lenders on the date hereof (collectively, the "New Notes");
                                               ---------

                      Opinion of Counsel to the Obligors
                      ----------------------------------

          (d) the Confirmation and Consent of the Parent Guarantors appended to Amendment No. 4 (the "Confirmation and Consent"); and
                                     ------------------------

          (e) such records of the Borrowers and such other documents as we have deemed necessary as a basis for the opinions expressed below.

Amendment No. 4, the Amended Credit Agreement, the New Notes and the Confirmation and Consent are collectively referred to as the "Credit Documents";
                                                              ----------------
the Borrowers, Mediacom and the Manager are herein collectively referred to as the "Relevant Parties".
     ----------------

          We have also examined originals, or copies certified to our satisfaction, of such corporate records, certificates of public officials of pertinent states, certificates of corporate officers of the Relevant Parties and such other instruments or documents as we have deemed necessary as a basis for the opinions hereinafter set forth. As to questions of fact, we have, to the extent that such facts were not independently established by us, relied upon such certificates and we have assumed that any such certificates or other evidence which was given or dated earlier than the date of this letter has remained accurate, as far as relevant to the opinions contained herein, from such earlier date through and including the date of this letter. In rendering the opinions hereinafter set forth as to factual matters, we have also relied upon, and assumed the accuracy of, the representations and warranties made in the Credit Documents by the Relevant Parties. Whenever any statement herein is qualified by our knowledge, it is intended to indicate that, during the course of our representation of the Relevant Parties no information that would give us actual knowledge of the inaccuracy of such statement has come to the attention of the attorneys presently in this firm and who are actively engaged in the representation of the Relevant Parties.

          In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies.

        In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Relevant Parties):

        (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

        (ii)  all signatories to such documents have been duly authorized; and


                      Opinion of Counsel to the Obligors
                      ----------------------------------

        (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate, limited liability company, partnership or other) to execute, deliver and perform such documents.

        Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

        1. Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Mediacom is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York. The Manager is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

        2. Each Relevant Party has all requisite power to execute and deliver Amendment No. 4 and the New Notes, and to perform its obligations under, the Credit Documents to which it is a party. Each Borrower has all requisite power to borrow under the Amended Credit Agreement.

        3. The execution, delivery and performance by each Relevant Party of each Credit Document to which it is a party, and the borrowings by each Borrower under the Amended Credit Agreement, have been duly authorized by all necessary corporate or other action (as the case may be) on the part of such Relevant Party.

        4. Amendment No. 4, the New Notes and the Confirmation and Consent have each been duly executed and delivered by each Relevant Party party thereto.

        5. Each of the Credit Documents constitutes the legal, valid and binding obligation of each Relevant Party party thereto, enforceable against such Relevant Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

        6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America or the State of New York is required on the part of any Relevant Party for the execution and

                      Opinion of Counsel to the Obligors
                      ----------------------------------
     delivery of Amendment No. 4 or performance by any Relevant Party of the Amended Credit Agreement or for the borrowings by each of the Borrowers under the Amended Credit Agreement.

        7. The execution and delivery by each Relevant Party of Amendment No. 4, and the consummation by each Relevant Party of the transactions contemplated by the Amended Credit Agreement do not and will not (a) violate any provision of the limited liability company agreement, articles of organization, certificate of formation or the charter or by-laws or other organizational instrument of any Relevant Party, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Relevant Parties of which we have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which we have knowledge to which any Relevant Party is a party or by which any of them is bound or to which any of them is subject, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Property of any Relevant Party pursuant to, the terms of any such agreement or instrument.

        The foregoing opinions are subject to the following comments and qualifications:

        (A) The enforceability of Section 11.03 of the Amended Credit Agreement may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

        (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

        (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New
     York) that limit the interest, fees or other charges such Lender may impose, (ii) Section 4.07(c) of the Credit Agreement, (iii) the second sentence of Section 11.10 of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Credit Documents and (iv) the applicability to the obligations of the Subsidiary Guarantors (or


                      Opinion of Counsel to the Obligors
                      ----------------------------------
     the enforceability of such obligations) of Section 548 of the Bankruptcy Code, Article 10 of the New York Debtor Creditor Law, or any provision of law relating to fraudulent conveyances, transfers or obligations.

          We express no opinion (a) as to the, and the effect of, compliance or non-compliance by the Lenders or the Administrative Agent with any law, rule or regulation applicable because of the legal or regulatory status or the specific nature of the business of such Lender or Administrative Agent and (b) regarding any law, rule or regulation to which any of the Relevant Parties may be subject, or any approval which any of the Relevant Parties may be required to obtain, because of the legal or regulatory status of the Lenders or the Administrative Agent or because of any facts specifically pertaining to the Lenders or the Administrative Agent.

          Our opinions are limited to the specific issues addressed and are limited in all respects to laws and facts existing on the date hereof. By rendering our opinions, we do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof.

          The foregoing opinions are limited to matters involving the Federal laws of the United States, the Delaware General Corporation Law, the Delaware Limited Liability Company Act and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction (nor do we express any opinion as to the applicability to, or the effect upon, the transactions contemplated by the Credit Documents of the Federal Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder or the policies of the FCC).

                      Opinion of Counsel to the Obligors
                      ----------------------------------

          At the request of our clients, this opinion letter is, pursuant to
Section 5(iii)(c) of Amendment No. 4, provided to you by us in our capacity as counsel to the Relevant Parties and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Amended Credit Agreement without, in each instance, our prior written consent.

                                          Very truly yours,



                                          [COOPERMAN LEVITT WINIKOFF
                                           LESTER & NEWMAN, P.C.]

                                          By:_______________________


                      Opinion of Counsel to the Obligors
                      ----------------------------------

                                                                       EXHIBIT B


             [Form of Opinion of Special New York Counsel to Chase]

                                                  _______, 1999


To the Lenders party to Amendment
No. 4 to the Credit Agreement referred to below and The Chase Manhattan
Bank, as Administrative Agent

Ladies and Gentlemen:

  We have acted as special New York counsel to The Chase Manhattan Bank

("Chase") in connection with (i) the Second Amended and Restated Credit
  -----
Agreement dated as of June 24, 1997 (the "Credit Agreement") between Mediacom
                                          ----------------
California LLC ("Mediacom California"), Mediacom Delaware LLC ("Mediacom
                 -------------------                            --------
Delaware"), Mediacom Arizona LLC ("Mediacom Arizona" and, together with Mediacom
--------                           ----------------
California and Mediacom Delaware, the "Borrowers"), the lenders party thereto,
                                       ---------
Chase, as Administrative Agent, and First Union National Bank, as Documentation Agent, providing for loans to be made by said lenders to the Borrowers in an aggregate principal amount not exceeding $100,000,000, (ii) Amendment No. 4 thereto dated as of January 26, 1999 and (ii) the various other agreements, instruments and other documents referred to in the next following paragraph. Terms defined in Amendment No. 4 (including terms incorporated by reference into Amendment No. 4) are used herein as defined therein; in addition, the Credit Agreement as amended by Amendment No. 4 is referred to herein as the "Amended
                                                                      -------
Credit Agreement".  This opinion letter is being delivered pursuant to Section
----------------
5(iii)(d) of Amendment No. 4.

  In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

  (a)  the Credit Agreement;

  (b)  Amendment No. 4; and

  (c) the New Notes being executed and delivered to the Lenders on the date hereof (collectively, the "New Notes").
                                       ---------

                          Opinion of Counsel to Chase
                          ---------------------------

Amendment No. 4, the Amended Credit Agreement, the New Notes and the Confirmation and Consent are collectively referred to as the "Credit Documents";
                                                              ----------------
the Borrowers, Mediacom and the Manager are herein collectively referred to as the "Relevant Parties".
     ----------------

          In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to Amendment No. 4 and the Amended Credit Agreement.

          In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

          (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Borrowers) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

          (ii)  all signatories to such documents have been duly authorized; and

          (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of Amendment No. 4 and the Amended Credit Agreement constitutes the legal, valid and binding obligation of each Relevant Party party thereto, enforceable against such Relevant Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of Amendment No. 4 or the Amended Credit Agreement is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

          The foregoing opinions are subject to the following comments and qualifications:

          (A) The enforceability of Section 11.03 of the Amended Credit Agreement may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the


                          Opinion of Counsel to Chase
                          ---------------------------
     enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

          (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

          (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New
     York) that limit the interest, fees or other charges such Lender may impose, (ii) Section 4.07(c) of the Amended Credit Agreement, and (iii) the second sentence of Section 11.10 of the Amended Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents and (iv) the applicability to the obligations of the Subsidiary Guarantors (or the enforceability of such obligations) of Section 548 of the Bankruptcy Code, Article 10 of the New York Debtor Creditor Law, or any provision of law relating to fraudulent conveyances, transfers or obligations.

          The foregoing opinions are limited to matters involving the Federal laws of the United States and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction (nor do we express any opinion as to the applicability to, or the effect upon, the transactions contemplated by the Credit Documents of the Federal Communications Act of 1934, as amended, the rules and regulations promulgated thereunder or the policies of the FCC).

          At the request of our client, this opinion letter is, pursuant to
Section 5(iii)(d) of Amendment No. 4, provided to you by us in our capacity as special New York counsel to Chase and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Amended Credit Agreement without, in each instance, our prior written consent.

                                          Very truly yours,


RJW/___


                          Opinion of Counsel to Chase
                          ---------------------------